Exhibit 10.5.2
PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
SECOND LICENSE AND SERVICE PROVISIONS ADDENDUM
     This document is being executed pursuant to that certain License Agreement and Service Agreement (“Master Agreement”) dated July 1, 2004 by and among CARLYLE MARKET POST TOWER, LLC, a Delaware limited liability company (“Licensor”), CARLYLE MARKET POST TOWER MMR, LLC, a Delaware limited liability company (“Company”) and LIVEWORLD, INC., a Delaware Corporation (“Customer”).
     By signing this document on behalf of the Customer, the signing party represents and warrants that he or she has the unconditional authority to execute this document on behalf of the Customer and that, upon such execution, this document is binding upon the Customer. This document is governed by the terms and conditions set forth in the Master Agreement. Any undefined terms herein shall have the same meaning as those set forth in the Master Agreement.

TERMS OF LICENSE AGREEMENT	DESCRIPTION
1. Date:	August 10, 2005

2. Building/Data Center:	55 South Market Street, San Jose, California 95113

3. Term:

3.1 Length of Term:	26 Months

3.2 Commencement Date:	9/15/05

3.3 Expiration Date:	11/14/05

4. Telecommunication Installations

4.1 Space:	One (1) 330 square foot cage (the "Space") located in Suite 1480 and known as number Z808C, as further set forth in Exhibit A to this Addendum. The parties acknowledge that the Space replaces the 220 square foot cage known as YE28 and accordingly this Second Addendum amends and supersedes the License and Service Provisions Addendum dated July 1, 2004.

4.2 AC Electrical Power:	Fifteen (15) 120 volt 20-amp AC circuits A and fifteen (15) 120 volt 20-amp AC circuits B.
Customer will pull a total of [***] amps per rack. Company reserves the right to meter power anytime. If Customer is pulling more than [***] amps per rack, Customer agrees to pay an additional $[***]/MRC per circuit installed retroactive to the commencement date.

4.3 Conduits:	N/A

4.4 Innerducts:	N/A

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

5. Customer Fees

Monthly License Fees
	Non-Recurring Fees	Monthly during Term	Monthly License Fee
(a) Space:	N/A	1-2	$[***]
		3-26	$[***]

(b) AC Electrical Power (A):	N/A	1-2	$[***]
		3-26	$[***] (i.e. $[***] each)

(c) AC Electrical Power (B):	N/A	1-2	$[***]
		3-26	$[***] (i.e. $[***] each)

(d) Cross Connects Pricing:
Fiber	TBD		$[***]
Coax	$[***]		$[***]
CAT5	$[***]		$[***]

6. Security Deposit:	[***]

7. Payments Due to Licensor Upon Execution: *Pricing reflected in this document is for services ordered under this document only. Any subsequent orders will require an additional license and service addendum outlining pricing separate from this document.
TOTAL DUE TO LICENSOR ON EXECUTION: $[***]

TERMS OF LICENSE AGREEMENT

8. Services

	Non-Recurring	Monthly	Term of
Scope of Services	Charge	Recurring Charge	Service
(a) MDF Services	Existing Cross Connections repriced.

Company will provide Customer with cross connections on the MDF upon Customer’s request from time to time, during the term of the Agreement, at the pricing herein, subject to availability at the time of the request	Fiber=TBD Coax=$[***] CAT5=$[***]	Fiber=$[***] Coax=$[***] CAT5=$[***]

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

		Non-Recurring	Monthly	Term of
	Scope of Services	Charge	Recurring Charge	Service
(b) DC UPS Power Services	NA
(c) AC UPS Power Services	Additional 120V circuits priced at $[***]/per breakered amp.
(d) Clocking Services	NA
(e) Easy MUX Services	NA
(f) Media Conversion Services	NA
(g) Build-Out Services	NA
(h) Rack and Stack Services	$[***]/Hour during business hours; $[***]/Hour off business hours (pricing subject to change)
(i) Wiring Services	$[***]/Hour during business hours; $[***]/Hour off business hours (pricing subject to change)
(j) Remote Hands Service	$[***]/Hour during business hours; $[***]/Hour off business hours (pricing subject to change)

9. Payments Due to Company Upon Execution	TOTAL DUE TO COMPANY ON EXECUTION: $[***]

MISCELLANEOUS

10. Address of Customer for Notices and Invoices:	Liveworld, Inc.
170 Knowles Drive, Suite 211
Los Gatos, CA 95030
Attn: Andrew Oliver

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

11. Address of Licensor and Company for Notices:	CRG West, LLC
624 S. Grand Avenue, Suite 110
Los Angeles, California 90017
Attention: General Manager

with copies to:

The Carlyle Group
1001 Pennsylvania Ave., NW
Suite 220 South
Washington, D.C. 20004-2505
Attention: Gary Block

The Carlyle Group
1050 17th Street
Suite 1875
Denver, Colorado 80265
Attention: David Daniel

CRG West, LLC
55 South Market Street, Suite 1616
San Jose, California 95113
Attention: General Manager

12. Address of Licensor for Payment:	Carlyle Market Post Tower, LLC
55 South Market Street, Suite 1616
San Jose, California 95113

13. Address of Company for Payment:	Carlyle Market Post Tower MMR, LLC
55 South Market Street, Suite 1616
San Jose, California 95113

LIVEWORLD, INC.

By:	/s/ Andrew Oliver

Name:	Andrew Oliver

Title:	Director of Operations

Date:	8/16/07

CARLYLE MARKET POST TOWER, LLC		CARLYLE MARKET POST TOWER MMR, LLC

By:	/s/ Neil R. Giles	By:	/s/ Neil R. Giles

Name:	Neil R. Giles	Name:	Neil R. Giles
Title:	Senior Vice President for CRG West, LLC, as authorized agent for Carlyle Market Post Tower, LLC	Title:	Senior Vice President for CRG West, LLC, as authorized agent for Carlyle Market Post Tower MMR, LLC

Date:	8-17-05	Date:	8-17-05